ACURA PHARMACEUTICALS, INC. NAMES J. BRADLEY RIVET
 VP OF MARKETING

Palatine, IL, October 3, 2011: Acura Pharmaceuticals, Inc. (NASDAQ:ACUR) a specialty pharmaceutical company innovating abuse deterrent drugs, announced that J. Bradley Rivet has been named the Company's Vice President of Marketing effective today.  Since 1996, Mr. Rivet was Vice President at Effcon Laboratories, Inc. where he was responsible for OTC product marketing and new product initiatives from concept through commercialization, as well as strategic partnering.

“Brad brings extensive marketing expertise to Acura Pharmaceuticals, which will be extremely valuable as we prepare for the commercial launch of Nexafed, our pseudophedrine product featuring Impede™, our proprietary abuse deterrent technology,” said Bob Jones, President & Chief Executive Officer of Acura Pharmaceuticals.

Prior to his role at Effcon, Mr. Rivet was Manager, Advertising and Promotion, for aaiPharma, Wilmington, NC with responsibility for business-to-business advertising and promotion of the company’s services within the pharmaceutical industry.  From 1979 to 1994 he held various positions of increasing responsibility in pharmaceutical sales, consumer product marketing and brand management with Burroughs Wellcome Co.  Mr. Rivet received a Bachelor of Science degree from Louisiana State University.

About Acura Pharmaceuticals
Acura Pharmaceuticals is a specialty pharmaceutical company engaged in the research, development and commercialization of product candidates intended to deter medication abuse and misuse, utilizing its proprietary AVERSION and IMPEDE technologies. In June 2011, the U.S. Food and Drug Administration approved an opioid containing product incorporating the AVERSION technology.   The Company has a development pipeline of additional AVERSION technology products including other opioids, stimulants and benzodiazepines and its IMPEDE technology for pseudoephedrine hydrochloride products.

Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to, the ability of Pfizer (to whom we have licensed our Aversion® Technology for certain opioid analgesic products in the United States, Canada and Mexico) to successfully launch and commercialize such products, the ability of Pfizer and the ability of other pharmaceutical companies, if any, to whom we may license our AVERSION Technology or IMPEDE Technology, to obtain necessary regulatory approvals and commercialize products utilizing such technologies and the market acceptance of such products, expectations regarding potential market share for our products, our ability to enter into additional license agreements for our other product candidates, the ability to avoid infringement of patents, trademarks and other proprietary rights of third parties and the ability of our patents to protect our products from generic competition, and the ability to fulfill the U.S. Food and Drug Administration's, or FDA, requirements for approving our product candidates for commercial manufacturing and distribution in the United States, including, without limitation, the adequacy of the results of the laboratory and clinical studies completed to date and the results of laboratory and clinical studies we may complete in the future to support FDA approval of our product candidates, the adequacy of the development program for our product candidates, including whether additional clinical studies will be required to support FDA approval of our product candidates, changes in regulatory requirements, adverse safety findings relating to our product candidates, whether the FDA will agree with our analysis of our clinical studies and how it may evaluate the results of these studies or whether further studies of our product candidates will be required to support FDA approval, whether or when we are able to obtain FDA approval of labeling for our product candidates for the proposed indications or for abuse deterrent features, and whether our product candidates will ultimately deter abuse in commercial settings.  In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission.

Contact:
Stephanie Marks for Acura Investor Relations
smarks@lazarpartners.com
212-843-0211

Rachel Kessler for Acura Media Relations
rkessler@lazarpartners.com
917-660-0608